                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                            FORM 8-K/A

                          CURRENT REPORT



              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


                          Date of Report
                           June 5, 1997


                     IGG INTERNATIONAL, INC.
      (Exact name of registrant as specified in its charter)


                              NEVADA
          (State or other jurisdiction of incorporation)


      0-26476                                   33-0231238
(Commission File No.)                        (IRS Employer ID)



                 One Kendall Square Building 300
                            Suite 200
                  Cambridge, Massachusetts 02139
      (Address of principal executive offices and Zip Code)



                          (617) 621-3133
       (Registrant's telephone number, including area code)

ITEM 4.   CHANGE OF REGISTRANTS CERTIFYING ACCOUNTANTS.

     (a) At its board meeting on May 7, 1997, the Board of Directors of the Registrant engaged Arthur Andersen, LLP,
Certified Public Accountants, as its independent auditor for 1997. The work of Williams & Webster, P.S. was terminated after the Form 10-K report for December 31, 1996 was filed with the SEC on April
4, 1997.

     (b) The accounting firm of Williams & Webster, P.S. was replaced as a result of the engagement of Arthur Anderson. There were no disagreements with Williams & Webster, P.S. on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure or any reportable events.

     (c) Since inception of the Registrant, Williams & Webster's reports on the financial statements have contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except the disclosure of substantial doubt that the Company would continue as a going concern.

     (d) Williams & Webster, P.S. has provided a letter addressed to the Securities and Exchange Commission stating it agrees with the statements contained in the Form 8-K\A. A copy of which is filed as "Exhibit 16" to this Form 8-K\A.


ITEM 7.   Financial Statements and Exhibits

     (b) The following exhibits are hereby made part of this Form 8-K\A:

Exhibit No. 16.1    Letter from Williams & Webster, P.S. addressed
                    to the Securities and Exchange Commission.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 5th day of June, 1997.

                         IGG INTERNATIONAL, INC.


                         BY:  /s/ Bradley J. Carver,
                              President